UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
JANUARY 3, 2000









                      AIMRITE HOLDINGS CORP
     (Exact name of registrant as specified in its charter)







Nevada                 000-26237                  68-0386443
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

525 Stevens Ave. West, Solana Beach, CA 92075
(Address of principal executive offices)

Registrant's telephone number, including area code (858) 259-7400

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Rd., Suite 112, Las Vegas, (702) 650-5660

ITEM 5    Other Events

On January 3, 2000, Dr. Kenneth Coleman, the Company's President and Director, passed away. His wife, Mary Kay Koldeway-Coleman, the current Secretary/Director of the Company has been acting as interim President and will continue to do so until such time as the Company finds a suitable replacement to fill the vacancy left by Dr. Coleman's death.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           AimRite Holdings Corp.



                           By: /s/ Mary Kay Koldeway-Coleman
                               Mary Kay Koldeway-Coleman,
                                  Secretary/Interim President



                           Date: March 10, 2000